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                      PROSPECTUS SUPPLEMENT -- MAY 6, 2010*

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND (12/30/09)         S-6258-99 L

Effective April 30, 2010, Batterymarch Financial Management Inc. (Batterymarch) was terminated as a subadviser for the Fund. Batterymarch will continue to manage a portion of the Fund for up to 60 days.

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S-6258-8 A (5/10)

*Valid unit next update